SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 6, 2013

SQN AIF IV, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-184550	36-4740732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 William Street, 26th Floor New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 422-2166

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 6, 2013, Michael Miroshnikov resigned from his position as Chief Compliance Officer of SQN Capital Management, LLC (the “Manager”), the investment manager of SQN AIF IV, L.P. (the “Company”), and his position as Chief Compliance Officer of SQN Securities, LLC. Mr. Miroshnikov no longer is employed by the Manager or SQN Securities, LLC, and he does not hold any executive office, position or serve on any committee of the Company, the Manager or SQN Securities, LLC.

Effective December 6, 2013, the Chief Compliance Officer duties of the Manager and SQN Securities, LLC will be performed by David Konits. Mr. Konits’ professional experience includes consulting for and managing retail, institutional, and alternative investment FINRA Member Broker Dealers, SEC and State Registered Investment Advisors, and NFA member Commodity Trading Advisors who’s lines of business include equity, fixed income, options, mutual funds, futures, commodities, derivative’s, as well as managed money, hedge funds, fund of hedge funds, direct participation programs, and real estate based private placements. Mr. Konits has actively been a General Securities Principal since 2002 and a Financial & Operations Principal since 2005 (FINOP) for an array of firms. Industry registrations that Mr. Konits has held includes the FINRA and/or NFA series 7,66,24,53,4,27,28,79, 3, 99, and 34.

Mr. Konits has held positions of Chief Operating Officer, Chief Compliance Officer, and Chief Financial Officer of an array of financial investment firms where he had primary responsibility to oversee and manage such firm’s investment, compliance, administrative, and financial operations. He also advised on and oversaw all private placement transactions as well as trading that included equity, fixed income, mutual funds, and options and has been a designated Private Placement Principal that supervised all hedge fund, fund of hedge fund, 1031 exchanges, and LP introductions. Mr. Konits will be the Chief Compliance Officer of the Manager and SQN Securities, LLC while concurrently the Chief Financial Officer of SQN Securities, LLC and HedgeCo Securities, LLC, an unaffiliated third-party broker dealer.

Mr. Konits' executive career in the alternative investment arena began in 2002 where he was the Managing Principal of SUMA Securities (Formally PARADIGM Securities, LLC). David was originally hired by New York based PARADIGM fund of hedge funds to manage their FINRA member broker/dealer, Paradigm Securities, LLC. Mr. Konits’ position entailed working with institutions, broker/dealers, registered investment advisers, banks, and insurance companies on alternative investment strategies both domestic and offshore with full operational management which included interviewing, training, and managing registered representatives, performing due-diligence and negotiating agreements for various investments including fund of funds, hedge funds, managed futures, REIT's, limited partnerships, and private placements. Mr. Konits graduated from the University of Central Florida while serving in the United States Army Reserves and then the United States Army National Guard.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2013	SQN AIF IV, L.P.

	By:	SQN AIF IV GP, LLC,
its General Partner

		By:	/S/ JEREMIAH J. SILKOWSKI
Jeremiah J. Silkowski,
President and CEO

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